SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 31, 2004



                        Commission File Number: 333-84334


                              RFS PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)


       Tennessee                                            62-1541639
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(State of organization)                                  (I.R.S. Employer
                                                       Identification No.)


450 South Orange Avenue, Orlando, Florida                      32801
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(Address of principal executive office)                      (Zip Code)


                  (800) 650-1000
----------------------------------------------------
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On March 31, 2004, RFS Partnership, L.P. and RFS 2002 Financing, Inc. (collectively, the "Companies") commenced a cash tender offer ("Offer") for any and all of the 9-3/4% Senior Notes due 2012 ("Notes"). The Notes were issued in an aggregate principal amount of $125,000,000 in February 2002, of which $79,450,000 were outstanding as of March 31, 2004. The Companies are offering to purchase the Notes for $1,160.00 in cash per $1,000 principal amount of Notes, including an early participation payment of $30.00 per $1,000 principal amount of Notes payable only with respect to Notes which are validly tendered by 5 p.m., New York City time, on Tuesday, April 13, 2004, unless extended by the Companies (the "Early Participation Payment Date"). Holders who tender Notes after the Early Participation Payment Date will receive $1,130 in cash per $1,000 principal amount of Notes and will not be entitled to receive the early participation payment. The Companies will also pay in cash accrued and unpaid interest up to, but not including, the settlement date for the Offer on all Notes that are accepted for purchase.

         The Offer is subject to the satisfaction of certain general conditions, but is not conditioned on any minimum principal amount of Notes being tendered. The Offer is scheduled to expire at 12:00 midnight, New York City time, on Tuesday, April 27, 2004, unless extended or earlier terminated. The terms of the Offer are described in the Offer to Purchase for Cash and Consent Solicitation Solicitation Statement dated March 31, 2004, a copy of which is attached hereto as Exhibit 99.1.

         In addition, the Companies are soliciting consents to eliminate substantially all of the restrictive covenants in the indenture governing the Notes and amend other provisions contained in the indenture. Holders may not tender Notes without delivering consents and no additional consideration will be paid with respect to the solicitation of consents. The Offer is not conditioned on the requisite consents being obtained.

         The foregoing description is qualified in its entirety by reference to the full text of Exhibit 99.1 and the full text of the Letter of Transmittal and Consent, a copy of which is attached hereto as Exhibit 99.2.

         A copy of the press release relating to the Offer is being furnished as
Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

         99.1 Offer to Purchase for Cash and Consent Solicitation Statement for any and all of its outstanding 9 3/4% Senior Notes due 2012, dated March 31, 2004 (CUSIP No. 74956MAB6).

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         99.2 Letter of Transmittal and Consent of RFS Partnership, L.P. and RFS
2002 Financing, Inc. pursuant to the Offer to Purchase and Consent Solicitation Statement dated March 31, 2004 for any and all of its outstanding 9 3/4% Senior Notes due 2012 (CUSIP No. 74956MAB6).

         99.3     Press Release dated March 31, 2004

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                            RFS PARTNERSHIP, L.P.

                                            By:  CNL Rose GP Corp., its general
                                                 partner


Dated:  April 5, 2004                       By:      /s/ Thomas J. Hutchison III
                                                     ---------------------------
                                            Name:    Thomas J. Hutchison III
                                            Title:   Chief Executive Officer

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